Exhibit 99.1
Playtika Holding Corp. Completes Strategic Acquisition of Innplay Labs, Further Strengthening Its Mobile Gaming Portfolio with Popular “Animals & Coins”

HERZLIYA, ISRAEL, September 28, 2023 – Playtika Holding Corp. (NASDAQ: PLTK), a mobile games pioneer and interactive entertainment leader, has completed the acquisition of Innplay Labs, a mobile gaming studio in Israel and home to the highly rated “Animals & Coins.” This milestone marks Playtika’s second strategic acquisition this quarter, with the previous acquisition of Youda Games’ card game portfolio from Azerion closing in late August.

The acquisition of Innplay Labs further demonstrates Playtika’s commitment to strategic expansion of its mobile gaming portfolio. Innplay Labs brings a promising growth opportunity in the Luck Battle genre to Playtika’s ecosystem and will strive to continue delivering outstanding gaming experiences to players worldwide.

“Since our founding and through our track record of optimizing high-growth potential IP, like ‘Animals & Coins,’ Playtika has built a reputation for completing strategic acquisitions that deliver value to shareholders,” said Craig Abrahams, President and Chief Financial Officer of Playtika. “This acquisition of Innplay Labs strengthens our position as a mobile games leader and is a testament to our commitment to investing in Israel as a global technology and innovation hub.”

About Playtika Holding Corp.
Playtika (NASDAQ: PLTK) is a mobile gaming entertainment and technology market leader with a portfolio of multiple game titles. Founded in 2010, Playtika was among the first to offer free-to-play social games on social networks and, shortly after, on mobile platforms. Headquartered in Herzliya, Israel, and guided by a mission to entertain the world through infinite ways to play, Playtika has employees across offices worldwide.

Forward Looking Information
In this press release, we make “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Further, statements that include words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "present," "preserve," "project," "pursue," "will," or "would," or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements.

Important factors that could cause Playtika’s actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•Our reliance on third-party platforms, such as the iOS App Store, Facebook, and Google Play Store, to distribute our games and collect revenues, and the risk that such platforms may adversely change their policies;
•the free-to-play business model, and the value of virtual items sold in the Innplay Labs portfolio, is highly dependent on how the game revenues and pricing models are managed;
•our inability to integrate the Innplay Labs portfolio into our operations;

•the ability of the Innplay Labs portfolio to compete in a highly competitive industry with low barriers to entry;
•legal or regulatory restrictions or proceedings could adversely impact our business, including the Innplay Labs portfolio, and limit the growth of our operations;
•risks related to our international operations and ownership, including our significant operations in Israel, Ukraine and Belarus and the fact that our controlling stockholder is a Chinese-owned company;
•our reliance on key personnel, including our ability to retain the key personnel of Innplay Labs;
•security breaches or other disruptions could compromise our information or our players’ information and expose us to liability; and
•our inability to protect our intellectual property and proprietary information could adversely impact our business.

Additional factors that may cause future events and actual results, financial or otherwise, to differ, potentially materially, from those discussed in or implied by the forward-looking statements include the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur, and reported results should not be considered as an indication of future performance. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Except as required by law, we undertake no obligation to update any forward-looking statements for any reason to conform these statements to actual results or to changes in our expectations.

Press Contact
Darlan Monterisi
press@playtika.com